PROMISSORY NOTE AND SECURITY AGREEMENT

                                 PROMISSORY NOTE

$263,329.14                                                        June 30, 2000
                                                                Phoenix, Arizona

FOR VALUE RECEIVED, the adequacy and sufficiency of which are hereby expressly acknowledged, the undersigned Brian Smith and Abcon, Inc, jointly and severally, (the "MAKERS") promises and agrees to pay to the order of OPEC CORP, a Colorado corporation and FutureOne, Inc., a Nevada corporation ("HOLDERS"), at such place as Holders may designate from time to time in writing, the principal amount of TWO HUNDRED SIXTY THREE THOUSAND, THREE HUNDRED TWENTY NINE & 14/100 DOLLARS ($263,329.14) payable as follows:

SEVENTY THOUSAND SEVEN HUNDRED EIGHTY NINE & 00/100 DOLLARS ($70,789.00) with no interest, on or before July 20, 2000.

ONE HUNDRED FIFTY NINE THOUSAND, ONE HUNDRED NINETY THREE & 17/100 DOLLARS ($159,193.17) with no interest, on or before July 31, 2000.

The balance of THIRTY THREE THOUSAND, THREE HUNDRED FORTY SIX & 97/100 DOLLARS ($33,346.97)or so much thereof as may be outstanding hereunder from time to time, with interest to accrue on the unpaid principal balance at a rate of FIFTEEN PERCENT (15%%) per annum, with principal and accrued interest thereon payable monthly on the 25th of each month in the amount of FIVE THOUSAND & 00/100 Dollars ($5,000.00) until the entire unpaid principal and accrued interest thereon is paid in full. At Maker's election, payments may be made by bank wire transfer at Maker's expense and Holder shall furnish the requisite information.

To secure payment and performance, this Note is secured by certain business equipment and all accounts, including accounts receivable and contract rights of Maker ("Collateral"), all in accordance with the Security Agreement of even date herewith.

This Note shall  evidence a portion of the Purchase  Price  payable  pursuant to
Section 3(d) of that certain Stock Purchase Agreement between the Maker and the Holder (as amended from time to time, the "Stock Purchase Agreement"). The Maker shall have the right to prepay this Note in full or in part at any time without penalty, premium or notice. All payments and prepayments shall be applied first to any Expenses (as defined below), second to accrued and unpaid interest, and third to principal. Principal and interest shall be payable in lawful money of the United States of America.

Maker agrees that upon the occurrence of an Event of Default (as hereinafter defined) hereunder, (a) the Maker will pay all costs and expenses of collection of this Note, including reasonable attorney's fees ("Expenses"); (b) at the option of the Holder, the unpaid principal balance of this Note along with accrued and unpaid interest shall become due and payable immediately without notice; and (c) Holder may utilize any available remedies, including without limitation any remedies available against the Collateral, under Arizona law and/or under the Uniform Commercial Code, at law or in equity, in such order and/or combination as Holder may elect in its sole and absolute discretion. For purposes of this Note, an "Event of Default" shall mean (a) any failure by Maker

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to pay when due any installment or principal or interest under this Note,  which failure is not cured within ten (10) days of written notice thereof by Holder to the Maker, (b) any general assignment by Maker for the benefit of creditors, (c) any filing of a voluntary bankruptcy petition by Maker, and (d) any filing of any involuntary bankruptcy petition against Maker, which filing is not dismissed within 90 days thereof.

Failure of the Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or breach, or in the event of continuance of any existing default or breach after demand for performance thereof.

The Maker, sureties, guarantors and endorsers, if any, severally waive demand, diligence, presentment for payment, protest and notice of demand, protest, nonpayment and exercise of any option hereunder. The granting without notice of any extension or extensions of time for payment of any sum or sums due hereunder, or the taking or release of security shall in no way release or discharge the liability of Maker or any surety, guarantor or endorser.

No provision of this Note is intended to or shall require or permit Holder, directly or indirectly, to take, collect or receive in money, goods or in any other form, any interest in excess of that permitted by applicable law. If any amount due from or paid by Maker shall be determined by a court of competent jurisdiction to be interest in excess of such maximum rate, Maker shall not be obligated to pay such excess and, if paid, such excess shall be applied against the unpaid principal balance of this Note, or if and to the extent that this Note has been paid in full, such excess shall be remitted to Maker.

The provisions of this Note shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the parties hereto.

This Note shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

IN WITNESS WHEREOF, Maker has executed this Note as of the date first stated above.

MAKERS" (JOINTLY AND SEVERALLY)


---------------------------------------
Brian Smith

ABCON, INC.

By:
   ------------------------------------

Name:
    -----------------------------------

Title:
     ----------------------------------

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
                               SECURITY AGREEMENT

DEBTOR:

Name:          Abcon, Inc.
Address:       PO Box 2198, Chandler, AZ 85244-2198
               Attn: Brian Smith, President

               and

Name:          Brian Smith
Address:       21108 South 196th Street

               Queen Creek, Arizona  85242

SECURED PARTY:

Name:          OPEC CORP, a Colorado corporation
Address:       5930 Paonia Court
               Colorado Springs, CO 80915

               and

Name:          FutureOne, Inc.
Address:       4250 East Camelback Road, Suite K124
               Phoenix, AZ 85018

DATE:          June 30, 2000.

Debtor, for good and sufficient consideration, the receipt of which is hereby acknowledged, hereby grants to Secured Party a security interest in the following property and any and all additions, accessions and substitutions thereto or thereof (hereinafter referred to as the "Collateral"):

     All of Debtor's accounts (including accounts receivable and contract rights) whether now owned or hereafter acquired, whether now existing or hereafter arising, together with all records and data relating to Debtor's accounts including Debtor's rights in and to all computer software required to utilize, create, maintain, and process such records or data on electronic media.

     All Equipment, if any, as may be noted on any attached Exhibit A to this Security Agreement

TO SECURE PAYMENT AND PERFORMANCE UNDER THAT CERTAIN PROMISSORY NOTE OF EVEN DATE HEREWITH, PAYABLE TO THE SECURED PARTY.

1. DEBTOR WARRANTS AND COVENANTS. Debtor expressly warrants and covenants as follows:

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a. That except for the security  interest  granted  hereby  Debtor is, or to the extent that this agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrances; and that Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

b. The Collateral issued or bought is primarily for use in business.

c. Promptly to notify Secured Party of any change in the location of the Collateral.

d. To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

e. Not to permit or allow any adverse lien, security interest or encumbrance whatsoever upon the Collateral and not to permit the same to be attached or replevined.

f. That the Collateral is in good condition, and that Debtor will, at Debtor's own expense, keep the same in good condition. The Secured Party may examine and inspect the Collateral at any reasonable time upon notice.

g. That the Debtor will not use the Collateral in violation of any applicable statutes, regulations or ordinances.

h. That the Debtor will keep the Collateral at all times insured against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties as the Secured Party may reasonable require, including collision in the case of any motor vehicle, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such companies or underwriters as the Secured Party may approve, losses in all cases to be payable to the Secured Party and the Debtor as their interests may appear. All policies of insurance shall provide for at least ten days' prior written notice of cancellation to the Secured Party; and the Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. Secured Party may act as an attorney for the Debtor in making, adjusting and settling claims under or canceling such insurance and endorsing the Debtor's name on any drafts drawn by insurers of the Collateral.

2. PERFECTION OF SECURITY INTEREST. DEBTOR HEREBY APPOINTS SECURED PARTY AS ITS IRREVOCABLE ATTORNEY-IN-FACT FOR THE PURPOSE OF EXECUTING ANY DOCUMENTS NECESSARY TO PERFECT OR TO CONTINUE THE SECURITY INTEREST GRANTED IN THIS AGREEMENT. DEBTOR WILL REIMBURSE SECURED PARTY FOR ALL EXPENSES FOR THE
PERFECTION AND THE CONTINUATION OF THE PERFECTION OF SECURED PARTY'S SECURITY INTEREST IN THE COLLATERAL.

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
3. NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Debtor or to which Debtor is a party, and will not cause Debtor to be in default of any agreement to which it is a party.

4. ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Secured Party, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions and theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Debtor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Secured Party in writing.

5. TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Debtor's business, or as otherwise agreed between the Parties, Debtor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Debtor is not in default under this Agreement, Debtor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Debtor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Debtor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest or encumbrance, other than the security interest provided for in this Agreement, without the prior written consent of Secured Party. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Secured Party, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Secured Party and shall not be commingled with any other funds; provided, however, this requirement shall not constitute consent by Secured Party to any sale or other disposition. Upon receipt, Debtor shall immediately deliver any such proceeds to Secured Party.

6. COLLATERAL SCHEDULES AND LOCATIONS. As often as Secured Party shall require, and insofar as the Collateral consists of accounts and general intangibles, Debtor shall deliver to Secured Party schedules of such Collateral, including such information as Secured Party may require, including without limitation names and address of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Debtor shall deliver to Secured Party, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Secured Party may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Debtor and each of its subsidiaries or related companies.

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
7. DEBTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default, Debtor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Promissory Note, provided that Debtor's right to possession and beneficial use shall not apply to any Collateral when possession of the Collateral by Secured Party is required by law to perfect Secured Party's security interest in such Collateral. Until otherwise notified by Secured Party, Debtor may collect any of the Collateral consisting of accounts. If Secured Party at any time has possession of any Collateral, whether before or after an Event of Default, Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Secured Party takes such action for that purpose as Debtor shall request or as Secured Party, in Secured Party's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Debtor shall not of itself be deemed to be a failure to exercise reasonable care. Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

8. EXPENDITURES BY SECURED PARTY. If not discharged or paid when due, Secured Party may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Debtor under this Agreement, including without imitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Secured Party also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Secured Party for such purposes will then bear interest at the rate charged under the Promissory Note from the date incurred or paid by Secured Party to the date or repayment by Debtor. All such expenses shall become a part of the indebtedness and, at Secured Party's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and by payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Secured Party may be entitled upon the occurrence of an Event of Default.

9. APPOINT RECEIVER. To the extent permitted by applicable law, Secured Party shall have the following rights and remedies regarding the appointment of a receiver: (a) Secured Party may have a receiver appointed as a matter of right,
(b) the receiver may be an employee of Secured Party and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. The receiver may be appointed by a court of competent jurisdiction upon ex parte application and without notice, notice being expressly waived.

10. POWER OF ATTORNEY. Debtor hereby appoints Secured Party as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable form the Collateral; (b) to execute, sign and endorse any and all

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
claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Debtor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Debtor, or otherwise, which in the discretion of Secured Party may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Secured Party.

UNTIL DEFAULT DEBTOR MAY HAVE POSSESSION OF THE COLLATERAL AND USE IT IN ANY LAWFUL MANNER, AND UPON DEFAULT, SECURED PARTY SHALL HAVE THE IMMEDIATE RIGHT TO THE POSSESSION OF THE COLLATERAL.

11. EVENTS OF DEFAULT. Debtor under this Agreement upon the happening of any of the following events or conditions:

(a) default in the payment or performance of any obligation, covenant or liability contained or referred to in this Security Agreement herein, the Note or in any document evidencing the same;

(b) the making or furnishing of any warranty, a representation or statement to Secured Party by or on behalf of Debtor which proves to have been false in any material respect when made or furnished;

(c) loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy seizure or attachment thereof or thereon;

(d) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws of, by or against Debtor or any guarantor or surety for Debtor.

Upon such default and at any time thereafter, or if it deems itself insecure, Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the remedies of a secured party under Article 9 of the Arizona Uniform Commercial Code. Secured Party may require Debtor to assemble the Collateral and deliver or make it available to Secured Party at a place to be designated by Secured Party which is reasonable convenient to both parties. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party's reasonable attorney's fees and legal expenses.

No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this security agreement shall not waive or impair any other security said Secured Party may have or hereafter acquire for the payment of the above indebtedness, nor shall the taking of any such additional security waive or impair this security agreement; but said Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of set-off against Debtor.

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
All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all promises and duties of Debtor shall bind his heirs, executors or administrators or his or its successors or assigns. If there be more than one Debtor, their liabilities hereunder shall be joint and several.

Dated this 30th day of June, 2000.


DEBTOR:                                 DEBTOR


By: Abcon, Inc.                         By: Brian Smith


Name:                                   Name:
      ------------------------------          ------------------------------
Title:
      ------------------------------

                                  RESIGNATIONS

I hereby resign as an Officer and/or Director of Abcon, Inc. effective as of the Closing Date of the Stock Purchase Agreement of which this exhibit is made a part hereof.


--------------------------------------
Earl J. Cook


--------------------------------------
Donald D. Cannella


--------------------------------------
Bradley G. Black

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
                             OTHER SETTLEMENT ITEMS

OPEC Loan to Abcon                                                   $39,000.00


Loan payments made by OPEC on behalf of Abcon:

     Truck #33 (3 Months)                              $ 2,570.70
     Truck #45 (3 Months)                                2,224.08
     Truck #47 (4 Months)                                3,959.88
     Truck #50 (3 Months)                                2,571.99
                                                       ----------
                                                                      11,326.65

FICA on 12-31-99 stock paid by OPEC                                    2,669.49
                                                                     ----------
                                                                      52,996.14

Less: Invoices from Abcon to OPEC                                     37,306.40
                                                                     ----------

Net due OPEC to be added to purchase Note                            $15,689.74
                                                                     ==========

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